                     SECURITES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM 8-K/A
                                  No. 1


                              CURRENT REPORT

                               ------------

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 25, 1999


                           SL GREEN REALTY CORP.
          (Exact name of Registrant as specified in its Charter)


                                 Maryland
                         (State of Incorporation)

        1-13199                                       13-3956775
(Commission File Number)                       (IRS Employer Id. Number)


              420 Lexington Avenue                       10170
               New York, New York                      (Zip Code)
     (Address of principal executive offices)


                              (212) 594-2700
             (Registrant's telephone number, including area code)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K/A No.1, dated January 25, 1999 (filed with the Securities and Exchange Commission on February 8, 1999), as set forth in the pages attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)  FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA
                  FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Balance Sheet
   (Unaudited) as of December 31, 1998................................. F-4

Pro Forma Income Statement
   (Unaudited) for the year ended
   December 31, 1998................................................... F-5

Notes to Pro Forma Financial Information............................... F-6

555 WEST 57th STREET

Report of Independent Auditors......................................... F-7

Statement of Revenues and Certain Expenses
  of 555 West 57th Street for the year ended
  December 31, 1998 ................................................... F-8

Notes to Statement of Revenues and Certain
  Expenses of 555 West 57th Street..................................... F-9

      (c)  EXHIBITS

           None

                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SL GREEN REALTY CORP.



                                  By: /s/ ANN ISELEY
                                      ------------------------------------------
                                      Ann Iseley
                                      Chief Financial Officer


Date:  April 9, 1999

                             SL GREEN REALTY CORP.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


    The unaudited pro forma consolidated balance sheet of SL Green Realty Corp. (the "Company") as of December 31, 1998 has been prepared as if the Company's acquisition of a 65% controlling interest in a joint venture owning 555 West 57th Street had been consumated on December 31, 1998. The unaudited pro forma consolidated income statement for the year ended December 31, 1998 is presented as if the Company's acquisition of a 65% interest in 555 West 57th Street occurred at January 1, 1998 and the effect was carried forward through the year.

    The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of a 65% controlling interest in a joint venture owning 555 West 57th Street had occurred at the beginning of the year indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 1998 annual report on Form 10-K.

                             SL GREEN REALTY CORP.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                           AS OF DECEMBER 31, 1998

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                    SL GREEN     PURCHASE OF
                                  REALTY CORP.    555 WEST       COMPANY
                                   HISTORICAL    57TH STREET    PRO FORMA
                                      (A)            (B)       AS ADJUSTED
                                  ------------   ----------    -----------
ASSETS :
  Commercial real estate
    properties at cost:
  Land and land interests.......   $  112,123    $   16,308    $   128,431
  Buildings and improvements....      492,568        65,271        557,839
  Building leasehold............       80,162                       80,162
  Property under capital lease..       12,208                       12,208
                                  ------------   ----------    -----------
                                      697,061        81,579        778,640
      Less accumulated
        depreciation............      (37,355)                     (37,355)
                                  ------------   ----------    -----------
                                      659,706        81,579        741,285
  Cash and cash equivalents.....        6,236                        6,236
  Restricted cash...............       18,635         4,390         23,025
  Receivables...................        3,951                        3,951
  Related party receivables.....          245                          245
  Deferred rents receivable, net
    of reserve for tenant credit
    loss of $2,369..............       20,891                       20,891
  Investment in and advances to
    Service Corporations........       10,694                       10,694
  Deferred costs, net...........       15,282                       15,282
  Mortgage loans receivable.....       26,401                       26,401
  Other assets..................       15,755                       15,755
                                  ------------   ----------    -----------
      Total assets..............   $  777,796    $   85,969     $  863,765
                                  ------------   ----------    -----------
                                  ------------   ----------    -----------
LIABILITIES AND STOCKHOLDERS'
EQUITY:
  Mortgage notes payable........   $   50,862    $   45,000     $   95,862
  Secured bridge facilities.....       87,500                       87,500
  Revolving credit facility.....       23,800        38,100         61,900
  Accrued interest payable......          494                          494
  Capitalized lease
    obligations.................       14,741                       14,741
  Deferred land lease payable...        9,947                        9,947
  Accounts payable and accrued
    expenses....................        5,588                        5,588
  Accounts payable to related
    parties.....................           63                           63
  Dividend and distributions
    payable.....................       11,585                       11,585
  Security deposits.............       16,949                       16,949
                                  ------------   ----------     ----------
      Total liabilities.........      221,529        83,100        304,629
                                  ------------   ----------     ----------
  Minority interest in operating
    partnership.................       41,491                       41,491
  Minority interest in joint
   venture......................                      2,869          2,869
  Preferred stock...............      109,950                      109,950
  Common stock..................          240                          240
  Additional paid-in capital....      416,939                      416,939
  Deferred compensation plan....       (3,266)                      (3,266)
  Officers' loans...............         (528)                        (528)
  Distributions in excess
   of earnings..................       (8,559)                      (8,559)
                                  ------------   ----------     ----------
      Total stockholders'
        equity..................      404,826                      404,826
                                  ------------   ----------     ----------
      Total liabilities and
        stockholders' equity....   $  777,796    $   85,969     $  863,765
                                  ------------   ----------     ----------
                                  ------------   ----------     ----------

                             SL GREEN REALTY CORP.

                    PRO FORMA CONSOLIDATED INCOME STATEMENT

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)

                            (DOLLARS IN THOUSANDS)

                                       SL GREEN      555 WEST
                                      REALTY CORP.     57TH           PRO
                                       HISTORICAL     STREET         FORMA          COMPANY PRO
                                          (A)          (B)         ADJUSTMENTS         FORMA
                                      ------------   ---------     -----------       ----------
REVENUES:
  Rental revenue.................    $ 117,304       $  14,188             313(C)     $  131,805
  Escalations and reimbursement
    revenues.....................       15,923           1,954                            17,877
  Investment income..............        3,267                                             3,267
  Other income...................          478             565            1,280(D)         2,323
                                     ---------       ---------      -----------       ----------
      Total revenues.............      136,972          16,707            1,593          155,272
                                     ---------       ---------      -----------       ----------
  Equity in net income from
    Service Corporations.........          387                                               387
                                     ---------       ---------      -----------       ----------
EXPENSES:
  Operating expenses.............       36,545           6,000                            42,545
  Ground rent....................       11,082                                            11,082
  Interest.......................       13,086           3,361           2,477(E)         18,924
  Depreciation and amortization..       15,404                           1,632(F)         17,036
  Real estate taxes..............       21,224           2,901                            24,125
  Loss on hedge transaction......          176                                               176
  Loss on terminated project.....        1,065                                             1,065
  Marketing, general and
    administrative...............        5,760                                             5,760
                                     ---------       ---------      -----------       ----------
      Total expenses.............      104,342          12,262            4,109          120,713
                                     ---------       ---------      -----------       ----------
    Income (loss) before minority
      interest, extraordinary
      item  and preferred
      dividends..................       33,017           4,445           (2,516)          34,946
    Minority interest in joint
      venture (G)................                       (1,556)            (271)          (1,827)
    Minority interest in
      operating partnership......       (3,043)           (266)             256           (3,053)
                                     ---------       ---------      -----------       ----------
    Income (loss) before
      extraordinary item.........       29,974           2,623           (2,531)          30,066
    Preferred stock dividends
      and accretion..............       (5,970)                                           (5,970)
                                     ---------                                        ----------
    Income available to common
      shareholders before
      extraordinary item.........    $  24,004        $  2,623       $   (2,531)       $  24,096
                                     ---------       ---------      -----------       ----------
                                     ---------       ---------      -----------       ----------
    Income per common share basic
      and diluted (h)............    $    1.22                                         $    1.22
                                     ---------                                        ----------
                                     ---------                                        ----------

                             SL GREEN REALTY CORP

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1998
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

    (A) To reflect the consolidated balance sheet of SL Green Realty Corp. as reported on form 10-K for the year ended December 31, 1998.

    (B) To reflect the January 25, 1999 purchase price allocation for the Company's acquisition of a 65% controlling interest in the property located at 555 West 57th Street as of December 31, 1998 for $38.1 million in cash and the minority interest holders' 35% interest in the property. The joint venture is obligated for an existing $45 million mortgage. There was no formal valuation performed on this property. The cash portion of purchase was financed through the Company's line of credit.

ADJUSTMENTS TO THE PRO FORMA COMBINED INCOME STATEMENT FOR THE YEAR ENDED
                               DECEMBER 31, 1998

    (A) To reflect the consolidated statement of operations of SL Green Realty Corp. for the year December 31, 1998 as reported on the Company's Form 10-K for the year ended December 31, 1998.

    (B) To reflect the historical operations of 555 West 57th Street for the year ended December 31, 1998.

    (C) Rental income at 555 West 57th Street was adjusted to reflect straight line amounts as of January 1, 1998.

    (D) To reflect a 36 month licensing agreement signed in connection with the acquisition that relates to approximately 57,000 square feet with annual rent totalling approximately $1.3 million.

    (E) To reflect the interest expense for borrowings under the Company's revolving credit facility at an assumed interest rate of 6.5%.

    (F) To reflect straightline depreciation for the property located at 555 West 57th Street based on an estimated useful life of 40 years.

    (G) To reflect the minority shareholders 35% interest in the operating results of 555 West 57th Street.

    (H) Basic income per common share is calculated based on 19,675 weighted average common shares outstanding and diluted income per common share is calculated based 19,739 weighted average common shares and common share equivalents outstanding.

                          Report of Independent Auditors


To the Board of Directors of
SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of the property at 555 West 57th Street, as described in Note 1, for the year ended December 31, 1998. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

                                               /s/ Ernst & Young LLP


New York, New York
March 19, 1999

                              555 West 57th Street
                   Statement of Revenues and Certain Expenses
                             (Dollars in thousands)
                                     Note 1

                          YEAR ENDED DECEMBER 31, 1998

Revenues
     Rental revenue                                                         $14,188
     Escalations and reimbursement revenue                                    1,954
     Other income                                                               565
                                                                  -------------------
Total revenues                                                               16,707
                                                                  -------------------

Certain expenses
     Interest expense                                                         3,361
     Property taxes                                                           2,901
     Utilities                                                                2,358
     Payroll and expenses                                                     1,673
     Cleaning and service contracts including $237 to affiliates                466
     Management fees to affiliates                                              444
     Repairs and maintenance                                                    437
     Professional fees                                                          195
     Insurance                                                                  160
     Other operating expenses                                                   267
                                                                  -------------------
Total certain expenses                                                       12,262
                                                                  -------------------

Revenues in excess of certain expenses                                       $4,445
                                                                  -------------------
                                                                  -------------------



SEE ACCOMPANYING NOTES.

                              555 West 57th Street
              Notes to Statement of Revenues and Certain Expenses
                             (Dollars in thousands)
                      For the year ended December 31, 1998


1.   BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 555 West 57th Street, in the midtown west sub-market, in the borough of Manhattan in New York City, (the "Property"). On January 25, 1999 SL Green Operating Partnership LP (the "Company") acquired a 65% controlling interest in a joint venture ("Joint Venture") which is the owner of the Property, for $38.1 million in cash. Additionally, the Joint Venture is obligated for an existing $45 million mortgage.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain revenues and expenses that may not be comparable to those expected to be incurred by the Company, in the proposed future operations of the Property. Items excluded consist of certain interest income, corporate taxes, amortization and depreciation.

2.   USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   REVENUE RECOGNITION

The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $1,644 for the year ended December 31, 1998.

4.   CONCENTRATION OF REVENUE

Approximately 67% of the Property's rental revenue for the year ended December 31, 1998 was derived from five tenants.

                              555 West 57th Street
        Notes to Statement of Revenues and Certain Expenses (continued)
                             (Dollars in thousands)


5.   MANAGEMENT AGREEMENTS

During 1998 the Property was managed by Kaufman Newmark Realty Corporation. The management fees were based on 3% of gross revenues collected for the year ended December 31, 1998.

The fee incurred for managing the Property for the year ended December 31, 1998 was approximately $444.

6.   MORTGAGE DEBT AND INTEREST

The mortgage loan matures on November 1, 2000 and bears interest at a rate equal to 175 basis points over the London Interbank Offered Rate ("LIBOR"). At December 31, 1998 the outstanding mortgage loan balance was approximately $45 million and the interest rate on the mortgage loan was 7.3% per annum. Since the mortgage loan will be assumed, the associated interest expense has been included in the statement of revenues and certain expenses.

7.   RELATED PARTY TRANSACTIONS

The Property paid approximately $237 to affiliated companies for cleaning expenses and $444 of management fees. Certain principals owning less than 4% of the Property are also part owners of the cleaning and management companies.

8.   BENEFIT PLANS

The building employees of the Property are covered by multi-employer defined contribution pension plans and health and welfare plans. Contributions to these plans amounted to $256 during the year ended December 31, 1998. Separate actuarial information regarding such plans is not made available to the contributing employers by the union administrators or trustees, since the plans do not maintain separate records for each reporting unit.

                              555 West 57th Street
        Notes to Statement of Revenues and Certain Expenses (continued)
                             (Dollars in thousands)


9.       LEASE AGREEMENTS

The Property is being leased to tenants under operating leases with term expiration dates ranging from 1999 to 2017. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1998 (exclusive of renewal option periods) are as follows:

                           1999                                $13,994
                           2000                                 15,897
                           2001                                 15,892
                           2002                                 15,347
                           2003                                 15,009
                           Thereafter                           94,581
                                                              --------
                                                              $170,720
                                                              --------
                                                              --------